Exhibit 10.1

AMENDMENT NO. 3 TO THE SIXTH AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of December 20, 2019

AMENDMENT NO. 3 TO THE SIXTH AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), AES International Holdings II, Ltd., a company organized under the laws of the British Virgin Islands (the “Grantor”), the Bank Parties listed on the signature pages hereto, CITIBANK, N.A., as Administrative Agent (in such capacity, the “Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), in each case for the Bank Parties.

PRELIMINARY STATEMENTS

(1)       WHEREAS, the Borrower is party to a Sixth Amended and Restated Credit and Reimbursement Agreement dated as of July 26, 2013 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Existing Bank Credit Agreement”) among Citibank, N.A., as Agent and as Collateral Agent and the other Bank Parties, agents and arrangers party thereto;

(2)       WHEREAS, the Borrower, each Departing Revolving Credit Loan Bank, each Departing Green Revolving Credit Loan Bank and each Revolving Credit Loan Bank have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Bank Credit Agreement as set forth below (as so amended and restated, the “Amended and Restated Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Amended and Restated Credit Agreement); and

(3)       WHEREAS, certain of the Banks have agreed to increase their Revolving Credit Loan Commitments and others have elected to reduce or terminate their Revolving Credit Loan Commitments and/or Green Revolving Credit Loan Commitments (as defined in the Existing Bank Credit Agreement), which will result in the Revolving Credit Loan Commitments being as set forth on Appendix I to the Amended and Restated Credit Agreement, as amended and restated hereby.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Amendment and Restatement Effective Date, the Existing Bank Credit Agreement is hereby amended and restated as set forth in Annex A hereto. Each Bank, by executing this Amendment hereby confirms that, on the Amendment and Restatement Effective Date, after giving effect to (a) each Departing Revolving Credit Loan Bank’s, each Reducing Revolving Credit Loan Bank’s and each Departing Green Revolving Credit Loan Bank’s sale and assignment of its Total Outstandings, Revolving Credit Loan Commitment, Green Total Outstandings and/or Green Revolving Credit Loan Commitment (each as defined in

AES – Amendment No. 3

the Existing Bank Credit Agreement), as applicable, and (b) each Assignee Revolving Credit Loan Bank’s purchase and assumption of such Total Outstandings, Revolving Credit Loan Commitments and/or Green Total Outstandings, as applicable, the Revolving Credit Loan Commitment of such Bank shall be as set forth on such Bank’s or Assignee Revolving Credit Loan Bank’s, as applicable, executed signature page to this Amendment.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Amendment and Restatement Effective Date”) on which:

(a)       the Agent shall have received counterparts of this Amendment executed by the Borrower, the Grantor, each Departing Revolving Credit Loan Bank, Departing Green Revolving Credit Loan Bank and each Revolving Credit Loan Bank or, as to any of the Revolving Credit Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment;

(b)       the Agent shall have received payment of all accrued fees and expenses of the Arranger Parties (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof);

(c)       each Departing Revolving Credit Loan Bank, each Reducing Revolving Credit Loan Bank and each Departing Green Revolving Credit Loan Bank shall have received payment in full of all accrued interest and fees owing to it under the Existing Bank Credit Agreement with respect to that portion of its Revolving Credit Loan Commitment and/or Green Revolving Credit Loan Commitment (as defined in the Existing Bank Credit Agreement) being sold and assigned on the Amendment and Restatement Effective Date;

(d)       each Bank that executes a counterpart to this Amendment on or before 12:00 p.m. (New York City time) on December 20, 2019, shall have received a commitment fee in an amount equal to (x) 0.20% of the Revolving Credit Loan Commitment of such Bank (up to the sum of such Bank’s aggregate Revolving Credit Loan Commitment and Green Revolving Credit Loan Commitment under and as defined in the Existing Bank Credit Agreement), plus (y) 0.25% of the amount (if any) by which the Revolving Credit Loan Commitment of such Bank exceeds the sum of such Bank’s aggregate Revolving Credit Loan Commitment and Green Revolving Credit Loan Commitments under and as defined in the Existing Bank Credit Agreement;

(e)       the Agent shall have received a favorable opinion or opinions of counsel to the Borrower, addressed to the Agent, the Collateral Agent and the Banks, regarding the due authorization, execution and delivery and enforceability of this Amendment and other matters reasonably requested by the Agent;

(f)       the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Amendment and Restatement Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Amendment and Restatement Effective Date as though made on and as of such date (unless

2	AES – Amendment No. 3

stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing; and

(g)       the Agent shall have received certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby and (B) all other documents evidencing other necessary corporate action and governmental or other third party approvals and consents, if any, with respect to this Amendment and the matters contemplated hereby.

This Amendment is subject to the provisions of Section 10.05 of the Amended and Restated Credit Agreement.

SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

(a)       The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)       After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 4. Reference to and Effect on the Financing Documents. (a) On and after the Amendment and Restatement Effective Date, each reference in the Amended and Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Amended and Restated Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Amended and Restated Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement, as amended and restated hereby. On and after the Amendment and Restatement Effective Date, this Amendment shall constitute a “Financing Document” for all purposes of the Amended and Restated Credit Agreement and the other Financing Documents.

(b)       The Amended and Restated Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment. Each of the Borrower and the Grantor (i) acknowledges and agrees that (A) each Financing Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms, as amended pursuant to this Amendment and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations on the terms and conditions set forth in the Collateral Documents, and (ii) hereby

3	AES – Amendment No. 3

ratifies the security interests granted by it pursuant to the Collateral Documents and each of the Borrower and the Grantor hereby confirms and ratifies its continuing unconditional obligations under the Financing Documents with respect to all of the Secured Obligations.

(c)       Each Bank party hereto hereby waives the right to request compensation for any funding losses pursuant to Section 2.12 of the Existing Bank Credit Agreement as a result of any prepayment, conversion or continuation of Euro-Dollar Loans on the Amendment and Restatement Effective Date.

(d)       Except as set forth above, the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Amended and Restated Credit Agreement or the other Financing Documents.

SECTION 5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 7. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment

SECTION 8. Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.

[Signature Pages Follow]

4	AES – Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Gustavo Pimenta
	Title:	Chief Financial Officer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

[Signature Page]	AES – Amendment No. 3

GRANTOR:

AES INTERNATIONAL HOLDINGS II, LTD.,

as Grantor

By:	/s/ John Haberl
	Title:	President
Address:
Fax:

[Signature Page]	AES – Amendment No. 3

AGENTS:

CITIBANK, N.A.,
as Agent and as Collateral Agent

By:	/s/ Akshay Kulkarni
Name: Akshay Kulkarni
Title: Director

[Signature Page]	AES – Amendment No. 3

Citibank, N.A.
as Bank and as Fronting Bank

By:	/s/ Akshay Kulkarni
Name: Akshay Kulkarni
Title: Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 70,000,000.00

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 42,500,000.00

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$ 67,250,000.00

[Signature Page]	AES – Amendment No. 3

Bank of America, N.A.
as Bank and as Fronting Bank

By:	/s/ Jennifer Cochrane
Name: Jennifer Cochrane
Title: Vice President

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$70,000,000.00

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67,250,000.00

[Signature Page]	AES – Amendment No. 3

BARCLAYS BANK PLC
as Bank

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$ 67,250,000

[Signature Page]	AES – Amendment No. 3

BNP Paribas
as Bank

By:	/s/ Ravina Advani
Name: Ravina Advani
Title: Managing Director

By:	/s/ Denis O’Meara
Name: Denis O’Meara
Title: Managing Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$20,000,000.00

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$25,000,000.00

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67,250,000.00

[Signature Page]	AES – Amendment No. 3

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Bank and as Fronting Bank

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$ 67,250,000

[Signature Page]	AES – Amendment No. 3

GOLDMAN SACHS BANK USA
as Bank and as Fronting Bank

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67,250,000

[Signature Page]	AES – Amendment No. 3

JPMorgan Chase Bank N.A.
as Bank

By:	/s/ Amit Gaur
Name: Amit Gaur
Title: Vice President

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67,250,000

[Signature Page]	AES – Amendment No. 3

Mizuho Bank. Ltd.
as Bank

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$_70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$ 67,250,000

[Signature Page]	AES – Amendment No. 3

Morgan Stanley Bank, N.A.
as Bank

By:	/s/ Alysha Salinger
Name: Alysha Salinger
Title: Authorized Signatory

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$__________________________________

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67,250,000

[Signature Page]	AES – Amendment No. 3

MUFG Union Bank. N.A
as Bank

By:	/s/ Cherese Joseph
Name: Cherese Joseph
Title: Vice President

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$70,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67.250,000

[Signature Page]	AES – Amendment No. 3

Banco Santander, S.A., New York Branch
as Bank

By:	/s/ Rita Walz-Cuccioli	By:	/s/ Juan Galan
	Name: Rita Walz-Cuccioli		Name: Juan Galan
	Title: Executive Director		Title: Managing Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 0

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 0

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$ 67,250,000

[Signature Page]	AES – Amendment No. 3

Sumitomo Mitsui Banking Corporation
as Bank

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$0.0 MM

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$42.5MM

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$67.25MM

[Signature Page]	AES – Amendment No. 3

Credit Agricole Corporate and Investment bank
as Bank and as Fronting Bank

By:	/s/ Deborah Kross
Name: Deborah Kross
Title: Managing Director

By:	/s/ G.D. Bellamy Jr
Name: G.D. Bellamy Jr
Title: Managing Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 20,000,000.00

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$42,500,000.00

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$43,250,000.00

[Signature Page]	AES – Amendment No. 3

HSBC Bank USA, N.A.
as Bank

By:	/s/ Rafael De Paoli
Name: Rafael De Paoli
Title: Managing Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 20,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$ 25,000,000

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$ 43,250,000

[Signature Page]	AES – Amendment No. 3

SOCIETE GENERALE
as Bank

By:	/s/ Diego Medina
Name: Diego Medina
Title: Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$20,000,000.00

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$42,500,000.00

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$43,250,000.00

[Signature Page]	AES – Amendment No. 3

THE BANK OF NOVA SCOTIA
as Bank

By:	/s/ David Dewar
Name: David Dewar
Title: Director

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$__________________________________

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$__________________________________

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$43,250,000

[Signature Page]	AES – Amendment No. 3

Associated Bank, N.A.
as Bank

By:	/s/ Jiwon Moon
Name: Jiwon Moon
Title: Senior Vice President

Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$20,000,000

Green Revolving Credit Loan Commitment

under (and as defined in) the Existing Bank Credit Agreement:

$12,500,000

Revolving Credit Loan Commitment

on the Amendment and Restatement Effective Date under the Amended and Restated Credit Agreement

$20,000,000

[Signature Page]	AES – Amendment No. 3

ANNEX A